The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated August 4, 2026 to:

•	the Fund’s Summary Prospectus, dated May 1, 2026 (the “Summary Prospectus”);
•	the Fund’s Prospectus, dated May 1, 2026 (the “Prospectus”); and
•	the Fund’s Statement of Additional Information, dated May 1, 2026 (the “SAI”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Magnetar Asset Management LLC (“Magnetar”) no longer serves as a sub-adviser to the Fund. Accordingly, effective immediately, all references to Magnetar in the Summary Prospectus, Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-057-0100